UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2012

USG Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (312) 436-4000

(former name and address, if changed since last report)

Check  the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On April 2, 2012, USG Corporation issued a press release announcing the extended early tender offer results of its previously announced cash tender offer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item  9.01       Financial Statements and Exhibits.

(d) Exhibits

99.1 – USG Corporation press release dated April 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

		By:	/s/ Ellis A. Regenbogen
Ellis A. Regenbogen
Vice President, Associate General
Counsel and Corporate Secretary

Date:	April 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	USG Corporation press release dated April 2, 2012